July 25, 2024 SECOND- QUARTER 2024 FINANCIAL RESULTS American Airlines Group Inc. Exhibit 99.2

Certain of the statements contained in this presentation should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward- looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Forward-looking statements 2

Second-quarter results • Record quarterly revenue of $14.3 billion. • Second-quarter net income per diluted share of $1.01. Excluding net special items1, second-quarter net income per diluted share of $1.09. • Strong second-quarter completion factor, despite significant weather disruptions. • Reduced total debt2 by ~$680 million in the quarter. Now, ~87% of the way to $15 billion total debt reduction goal by year-end 2025. 1. See GAAP to non-GAAP reconciliations at the end of this presentation. 2. Total debt includes debt, finance and operating lease liabilities and pension obligations. Source: Airline financials. 3

Taking action to reset our sales and distribution strategy 4 Ensuring our product is available wherever customers want to buy it • Returned content to the distribution channel traditionally used by travel agencies and corporate managed travel programs. • Removed plans to differentiate how customers earn AAdvantage® miles and Loyalty Points based on where they purchase. All members continue to earn in the AAdvantage® program – no matter where they book. Making it easy and attractive to do business with us • Enhanced AAdvantage Business™ program by adding new features and allowing companies to earn AAdvantage® miles and Loyalty Points as part of the program, including when booking through travel agencies. • Increasing customer support with dedicated AAdvantage Business™ customer service team. Strengthening our relationships and regaining our partners’ trust • Listening to feedback from corporate and agency partners. • Renegotiating contracts with corporate customers and travel agencies. • Increasing sales support for agencies.

96.7 97.4 98.9 98.3 2019 2022 2023 2024 American continues to operate reliably • American achieved a strong second-quarter completion factor, despite significant weather disruptions. Second-quarter completion factor1 (%) 1. Combined Mainline and Regional completion factor. Excludes 2020 and 2021 as the impacts of COVID in these years limits their comparability. Source: Internal data. 5

8.3% ~ 3.5% ~ 5% – 6% H1 2024 H2 2024E 2024E 2024 capacity outlook • American reacted quickly to the industry supply and demand imbalance and is now planning for capacity to be ~3.5% higher in the second half of 2024. YoY Capacity Growth (%) Source: Airline financials. 6

Financial update

Second-quarter financial results Note: May not recalculate due to rounding. 1. See GAAP to non-GAAP reconciliation at the end of this presentation. Source: Airline financials. GAAP Non-GAAP1 (in millions, except share and per share amounts) Q2 2024 Q2 2023 Q2 2024 Q2 2023 Operating Income $1,384 $2,163 $1,384 $2,169 Pre-Tax Income $1,028 $1,763 $1,040 $1,797 Net Income $717 $1,338 $774 $1,371 Earnings per common share: Basic $1.09 $2.05 $1.18 $2.10 Diluted $1.01 $1.88 $1.09 $1.92 Weighted average shares outstanding (in thousands): Basic 656,965 653,602 656,965 653,602 Diluted 720,302 719,345 720,302 719,345 8

$3.8 $1.8 $1.9 ~ $2.0 ~ $3.0 - $3.5 2014 - 2019 Avg. 2022 2023 2024E 2025E - 2030E Avg. Moderate capex profile enables balance sheet strengthening Source: Airline financials for historical data. Total aircraft capex ($ in billions) • American has limited fleet replacement needs through the end of the decade which allows for modest capex and the potential for strong free cash flow production. 9

Continued progress toward deleveraging goals Note: Numbers may not recalculate due to rounding. 1. Total debt includes debt, finance and operating lease liabilities and pension obligations. Source: Airline financials. • Ongoing commitment to reduce total debt1 to $39B by YE 2025 and less than $35B by YE 2028. • Reduced total debt by ~$680M during Q2 2024. • Reduced total debt by $13B from peak levels, ~87% of the way to the YE 2025 goal. Total debt1 $54 $41 $39 < $35 Q2 2021 (peak levels) Total debt reduction Q2 2024 YE 2025E YE 2028E ($13) ($ in billions) 10

Third-quarter and full-year outlook 1. CASM-ex is cost per available seat mile (CASM) excluding fuel and net special items and is a non-GAAP measure. All adjusted operating margin and adjusted earnings per diluted share guidance excludes the impact of net special items and are non-GAAP measures. The Company is unable to reconcile certain forward-looking information to GAAP as the nature or amount of net special items cannot be determined at this time. 2. Consumption of ~1.13 to 1.15 billion gallons in Q3 2024 and ~4.40 to 4.43 billion gallons in 2024 , based on July 19, 2024 forward fuel curve. 3. The Company’s third-quarter 2024 diluted share count for purposes of computing adjusted earnings per diluted share excludes 61.7m shares attributed to the Company’s 6.5% convertible notes as they are expected to be antidilutive. Such shares are expected to be dilutive for the full-year 2024 adjusted earnings per diluted share calculation. Q3 2024 Total capacity (ASMs) (vs. Q3 2023) ~ +2% to +4% TRASM (vs. Q3 2023) ~ -2.5% to -4.5% CASM-ex1 (vs. Q3 2023) ~ +1% to +3% Fuel ($/gallon)2 ~ $2.55 to $2.75 Adjusted operating margin1 ~ 2% to 4% Adjusted earnings per diluted share1, 3 ~ Breakeven FY 2024 Total capacity (ASMs) (vs. 2023) ~ +5% to +6% TRASM (vs. 2023) ~ -3% to -5% CASM-ex1 (vs. 2023) ~ +1% to +3% Fuel ($/gallon)2 ~ $2.65 to $2.75 Adjusted operating margin1 ~ 3.5% to 5.5% Adjusted earnings per diluted share1, 3 ~ $0.70 to $1.30 11

Thank you, #AATeam

GAAP to non-GAAP reconciliation Reconciliation of GAAP Financial Information to Non-GAAP Financial Information American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis. The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures: - Operating Income (GAAP measure) to Operating Income Excluding Net Special Items (non-GAAP measure) - Operating Margin (GAAP measure) to Operating Margin Excluding Net Special Items (non-GAAP measure) - Pre-Tax Income (GAAP measure) to Pre-Tax Income Excluding Net Special Items (non-GAAP measure) - Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure) - Net Income (GAAP measure) to Net Income Excluding Net Special Items (non-GAAP measure) - Basic and Diluted Earnings Per Share (GAAP measure) to Basic and Diluted Earnings Per Share Excluding Net Special Items (non-GAAP measure) Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items allows management an additional tool to understand the Company’s core operating performance. Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items and fuel (non- GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items and fuel. Management uses total operating costs excluding net special items and fuel and CASM excluding net special items and fuel to evaluate the Company's current operating performance and for period-to-period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. The adjustment to exclude fuel and net special items allows management an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance. 13

# GAAP to non-GAAP reconciliation

| Reconciliation of Operating Income Excluding Net Special Items | 3 Months Ended June 30, 2024 | 3 Months Ended June 30, 2023 | Percent Increase (Decrease) | 6 Months Ended June 30, 2024 | 6 Months Ended June 30, 2023 | Percent Increase (Decrease) |
|---|---|---|---|---|---|---|
| | (in millions) | | | (in millions) | | |
| Operating income as reported | $ 1,384 | $ 2,163 | | $ 1,391 | $ 2,600 | |
| Operating net special items: | | | | | | |
| Mainline operating special items, net [1] | - | - | | 70 | 13 | |
| Regional operating special items, net | - | 6 | | - | 6 | |
| Operating income excluding net special items | $ 1,384 | $ 2,169 | (36.2%) | $ 1,461 | $ 2,619 | (44.2%) |
| **Calculation of Operating Margin** | | | | | | |
| Operating income as reported | $ 1,384 | $ 2,163 | | $ 1,391 | $ 2,600 | |
| Total operating revenues as reported | $ 14,334 | $ 14,055 | | $ 26,904 | $ 26,244 | |
| Operating margin | 9.7% | 15.4% | | 5.2% | 9.9% | |
| **Calculation of Operating Margin Excluding Net Special Items** | | | | | | |
| Operating income excluding net special items | $ 1,384 | $ 2,169 | | $ 1,461 | $ 2,619 | |
| Total operating revenues as reported | $ 14,334 | $ 14,055 | | $ 26,904 | $ 26,244 | |
| Operating margin excluding net special items | 9.7% | 15.4% | | 5.4% | 10.0% | |
| **Reconciliation of Pre-Tax Income Excluding Net Special Items** | | | | | | |
| Pre-tax income as reported | $ 1,028 | $ 1,763 | | $ 615 | $ 1,779 | |
| Pre-tax net special items: | | | | | | |
| Mainline operating special items, net [1] | - | - | | 70 | 13 | |
| Regional operating special items, net | - | 6 | | - | 6 | |
| Nonoperating special items, net [2] | 12 | 28 | | 58 | 45 | |
| Total pre-tax net special items | 12 | 34 | | 128 | 64 | |
| Pre-tax income excluding net special items | $ 1,040 | $ 1,797 | (42.1%) | $ 743 | $ 1,843 | (59.7%) |
| **Calculation of Pre-Tax Margin** | | | | | | |
| Pre-tax income as reported | $ 1,028 | $ 1,763 | | $ 615 | $ 1,779 | |
| Total operating revenues as reported | $ 14,334 | $ 14,055 | | $ 26,904 | $ 26,244 | |
| Pre-tax margin | 7.2% | 12.5% | | 2.3% | 6.8% | |
| **Calculation of Pre-Tax Margin Excluding Net Special Items** | | | | | | |
| Pre-tax income excluding net special items | $ 1,040 | $ 1,797 | | $ 743 | $ 1,843 | |
| Total operating revenues as reported | $ 14,334 | $ 14,055 | | $ 26,904 | $ 26,244 | |
| Pre-tax margin excluding net special items | 7.3% | 12.8% | | 2.8% | 7.0% | |

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# GAAP to non-GAAP reconciliation

| Reconciliation of Net Income Excluding Net Special Items | 3 Months Ended June 30, 2024 | 3 Months Ended June 30, 2023 | Percent Increase (Decrease) | 6 Months Ended June 30, 2024 | 6 Months Ended June 30, 2023 | Percent Increase (Decrease) |
|---|---|---|---|---|---|---|
| | (in millions, except share and per share amounts) | | | (in millions, except share and per share amounts) | | |
| Net income as reported | $ 717 | $ 1,338 | | $ 405 | $ 1,348 | |
| Net special items: | | | | | | |
| Total pre-tax net special items [1], [2] | 12 | 34 | | 128 | 64 | |
| Net tax effect of net special items | 45 | (1) | | 15 | (8) | |
| Net income excluding net special items | $ 774 | $ 1,371 | (43.6%) | $ 548 | $ 1,404 | (60.9%) |
| **Reconciliation of Basic and Diluted Earnings Per Share Excluding Net Special Items** | | | | | | |
| Net income excluding net special items | $ 774 | $ 1,371 | | $ 548 | $ 1,404 | |
| Shares used for computation (in thousands): | | | | | | |
| Basic | 656,965 | 653,602 | | 656,406 | 652,801 | |
| Diluted | 720,302 | 719,345 | | 720,712 | 718,890 | |
| Earnings per share excluding net special items: | | | | | | |
| Basic | $ 1.18 | $ 2.10 | | $ 0.84 | $ 2.15 | |
| Diluted [3] | $ 1.09 | $ 1.92 | | $ 0.79 | $ 1.98 | |
| **Reconciliation of Total Operating Costs per ASM Excluding Net Special Items and Fuel** | | | | | | |
| Total operating expenses as reported | $ 12,950 | $ 11,892 | | $ 25,513 | $ 23,644 | |
| Operating net special items: | | | | | | |
| Mainline operating special items, net [1] | - | - | | (70) | (13) | |
| Regional operating special items, net | - | (6) | | - | (6) | |
| Total operating expenses excluding net special items | 12,950 | 11,886 | | 25,443 | 23,625 | |
| Aircraft fuel and related taxes | (3,061) | (2,723) | | (6,042) | (5,890) | |
| Total operating expenses excluding net special items and fuel | $ 9,889 | $ 9,163 | | $ 19,401 | $ 17,735 | |
| | (in cents) | | | (in cents) | | |
| Total operating expenses per ASM as reported | 17.21 | 17.07 | | 17.50 | 17.56 | |
| Operating net special items per ASM: | | | | | | |
| Mainline operating special items, net [1] | - | - | | (0.05) | (0.01) | |
| Regional operating special items, net | - | (0.01) | | - | - | |
| Total operating expenses per ASM excluding net special items | 17.21 | 17.06 | | 17.45 | 17.54 | |
| Aircraft fuel and related taxes per ASM | (4.07) | (3.91) | | (4.14) | (4.37) | |
| Total operating expenses per ASM excluding net special items and fuel | 13.14 | 13.16 | | 13.31 | 13.17 | |

**Note: Amounts may not recalculate due to rounding.**

**FOOTNOTES:**

(1) The 2024 six month period mainline operating special items, net principally included $57 million of one-time charges resulting from the ratification of a new collective bargaining agreement with our mainline passenger service team members, including a one-time signing bonus.

(2) Principally included charges associated with debt refinancings and extinguishments as well as mark-to-market net unrealized gains and losses associated with certain equity investments.

(3) The 2024 three and six month period diluted earnings per share gives effect to, among other things, the Company's outstanding 6.5% senior convertible notes by (a) adding back to earnings $9 million and $22 million of interest expense, respectively, related to such convertible notes, net of estimated profit sharing and tax effects and (b) including in the diluted shares outstanding, 61.7 million shares issuable in respect to such convertible notes.

The 2023 three and six month period diluted earnings per share gives effect to, among other things, the Company's outstanding 6.5% senior convertible notes by (a) adding back to earnings $12 million and $23 million of interest expense, respectively, related to such convertible notes, net of estimated profit sharing, short-term incentive and tax effects and (b) including in the diluted shares outstanding, 61.7 million shares issuable in respect to such convertible notes.

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Free cash flow reconciliation The Company's free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating the Company's ability to generate cash from its core operating performance that is available for use to reinvest in the business or to reduce debt. The Company defines free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases of short-term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short-term investment activity and restricted cash are not representative of activity core to our operations. This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used, to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures. 6 Months Ended June 30, 2024 (in millions) Net cash provided by operating activities $ 3,308 Adjusted net cash used in investing activities (1) (1,091) Free cash flow $ 2,217 (1) The following table provides a reconciliation of adjusted net cash used in investing activities for the six months ended June 30, 2024 (in millions): Net cash used in investing activities $ (1,892) Adjustments: Net purchases of short-term investments 833 Increase in restricted cash (32) Adjusted net cash used in investing activities $ (1,091) 16

Adjusted EBITDAR margin reconciliation The Company's adjusted EBITDAR and adjusted EBITDAR margin are presented below, which are non-GAAP measures that management uses to evaluate the Company's current operating performance. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Adjusted EBITDAR is defined as earnings excluding the impact of net special items before net interest and other nonoperating expenses, taxes, depreciation, amortization and aircraft rent. 3 Months Ended Adjusted EBITDAR June 30, 2024 (in millions) Operating income as reported $ 1,384 Adjustments: Aircraft rent (1) 316 Depreciation and amortization (1) 553 Adjusted EBITDAR $ 2,253 Calculation of Adjusted EBITDAR Margin Adjusted EBITDAR $ 2,253 Total operating revenues as reported $ 14,334 Adjusted EBITDAR Margin 15.7% (1) Includes amounts associated with regional operations that are reflected in regional expenses in the condensed consolidated statements of operations. 17